FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          January 17, 2002



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On January 17, 2002, US Airways Group, Inc. (the Company) and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and twelve months ended December 31, 2001, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).

     Following the news release, Stephen M. Wolf, Chairman and Chief Executive Officer of both the Company and US Airways, Lawrence M. Nagin, Executive Vice President of Corporate Affairs and General Counsel for both companies, Alan W. Crellin, Executive Vice President of Operations for US Airways, Thomas A. Mutryn, Senior Vice President, Finance and Chief Financial Officer of both companies and Gregory T. Taylor, Senior Vice President of Planning for US Airways, spoke with industry analysts on a conference call.

     During the call, the Company disclosed that it expects its operating cash flow to be negative $3 million per day in the first quarter of 2002. Operating cash flow is expected to turn positive for April 2002 and for the second quarter of 2002.

     In terms of guidance for 2002, US Airways expects a 10% to 12% reduction in available seat miles for the year and unit costs to be in the same range as 2001. For the first quarter of 2002, US Airways expects its capacity to be 18% to 20% lower on a year-over-year basis, with unit costs increasing 3% to 5% over last year's first quarter. The Company advised that given the tough revenue environment facing the airline industry and US Airways, it expects a significant loss for the first quarter of 2002.

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001, terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.



Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated January 17, 2002 of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: January 17, 2002    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: January 17, 2002    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer




            (this space intentionally left blank)


Exhibit 99

 US AIRWAYS GROUP REPORTS $1.17 BILLION LOSS FOR 2001
                 EXCLUDING UNUSUAL ITEMS

ARLINGTON, Va., Jan. 17, 2002 - US Airways Group, Inc. today reported a net loss of $1.17 billion for the full year 2001, on revenues of $8.29 billion, excluding unusual items. On a diluted per share basis, the net loss for the year excluding unusual items was $17.35.

For the fourth quarter 2001, US Airways Group, Inc. reported a
$552 million net loss, on revenues of $1.57 billion, excluding unusual items. On a diluted per share basis, the net loss for the quarter excluding unusual items was $8.16.

	Including unusual items, the net loss for the full year 2001 was $1.97 billion, while the net loss for the fourth quarter was $1.01 billion. On a diluted per share basis, including unusual items, the net loss for the year was $29.28, and the net loss for the quarter was $14.89.

"US Airways' results reflect the impact of the economic recession, the tragic events of September 11, and increasing regional jet competition," said US Airways Chairman and Chief Executive Officer Stephen M. Wolf. "Yet, despite the enormous challenges facing the industry, our employees remain steadfast in their dedication to our customers. As a result of their superb efforts, our customers are flying with an on time, efficient, customer focused airline."

Wolf said that US Airways has taken difficult yet necessary steps to create a platform from which the company can move forward. "We have eliminated unprofitable flying, retired four fleet types substantially improving our operating efficiencies, deferred new aircraft deliveries, consolidated and closed facilities, and sadly, but necessarily, reduced our workforce significantly," he said.

                          -more-


US AIRWAYS GROUP REPORTS $1.17 BILLION LOSS FOR 2001
EXCLUDING UNUSUAL ITEMS
Page Two
Jan. 17, 2002




The company's focus has turned to attracting more passengers and increasing revenue, Wolf said, adding that full restoration of US
Airways service at Ronald Reagan Washington National Airport is
"extremely important to our company's future."

	Reemphasizing the acute need for more regional jet flying, Wolf added, "we continue to be in discussions with our ALPA representatives on this issue as we face more and more regional jet flying from our competition."

	Under new authority by the U.S. Department of Transportation, on Jan. 6, 2002, US Airways and US Airways Express added 17 additional roundtrip flights to six new destinations from Reagan National
Airport.  Between Feb. 1 and March 1, US Airways will add as many as
29 additional destinations.  US Airways, US Airways Express and
US Airways Shuttle currently operate 83 daily departures at Reagan National Airport and expect to operate 153 daily departures by March
2.

In terms of cash, US Airways Group, Inc. began the fourth quarter 2001 with $1.04 billion and completed the year with $1.08 billion.

	In accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" and in light of the company's recent cumulative losses, compounded by the current economic downturn, US Airways Group, Inc. recognized $369 million of non-cash tax expense in the fourth quarter 2001 to establish a full valuation allowance against its deferred tax asset. Results for the fourth quarter 2001 include two other unusual items: charges of $76 million relating to the on-going implementation of the company's restructuring plan, and a reduction of $11 million in the expected Federal Airline Stabilization Act grant. For the full year of 2001, unusual items relating to aircraft impairment, restructuring charges, the Federal Airline Stabilization Act grant, merger termination fees and the tax valuation allowance resulted in net unusual charges of $803 million after tax. Results for the fourth quarter 2000 and full year 2000 include a $12 million after tax impairment loss related to warrants the company held in Priceline.com.


                             -more-

US AIRWAYS GROUP REPORTS $1.17 BILLION LOSS FOR 2001
EXCLUDING UNUSUAL ITEMS
Page Three
Jan. 17, 2002




	Fourth quarter 2001 operating revenues were $1.57 billion, down
33.6 percent compared to the fourth quarter 2000, while operating expenses of $2.06 billion excluding unusual items were down by 15.9 percent year-over-year. The loss for the quarter excluding unusual items was $552 million, or $8.16 on a diluted per share basis. This compares to a fourth quarter 2000 loss of $89 million, or $1.33 on a diluted per share basis.

US Airways, Inc. unit costs for the fourth quarter 2001 increased to 12.85 cents, while passenger unit revenues of 8.51 cents decreased 22.7 percent compared to the fourth quarter 2000.
Available seat miles for the quarter declined 19.9 percent while revenue passenger miles declined 26.9 percent. The passenger load factor for the quarter was 63.2 percent, a decline of 6.1 percentage points compared to the same period 2000.

	Operating revenues for the full year 2001 were $8.29 billion, down 10.6 percent compared to the same period 2000, while operating expenses of $9.33 billion excluding unusual items were 0.1 percent higher than the previous year. The loss for the year, excluding unusual items and the accounting change was $1.17 billion, or $17.46 on a diluted per share basis. This compares to a full year 2000 loss of $154 million, or $2.30 on a diluted per share basis.

US Airways, Inc. unit costs for the full year 2001 decreased to
12.46 cents, while passenger unit revenues of 9.86 cents declined
13.9 percent for the year compared to 2000. Available seat miles for the year decreased 0.2 percent, while revenue passenger miles decreased 2.3 percent. The passenger load factor for the year was
68.9 percent, a decline of 1.4 percentage points compared to the same period 2000.

US Airways will conduct its fourth quarter 2001 conference call this afternoon at 2 p.m., Eastern time. Interested parties are invited to listen as senior officers of the company discuss the earnings results with analysts from the investment community. The conference call will be held via a special Webcast on US Airways' Web site usairways.com at the following location: http://investor.usairways.com/medialist.cfm.

                            -more-

US AIRWAYS GROUP REPORTS $1.17 BILLION LOSS FOR 2001
EXCLUDING UNUSUAL ITEMS
Page Four
Jan. 17, 2002




The Webcast will last approximately one hour. We ask that you log on at least five minutes before the call in order to register.
An archive of the conference call also will be available on US
Airways' Web site through April 17, 2002. A telephone replay of the call will be available through 6 p.m., Eastern time, Jan. 21, 2002 by calling 402-220-0512.

To access the Webcast, you will need Real Player installed on your computer. You can download Real Player through the US Airways Web site by following the instructions shown on the Presentations page (URL listed above). The download is free and should take approximately 10 minutes.

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed today with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


-30-


NUMBER:  4230

                        US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Three Months Ended December 31,
                              -----------------------------------
                                 2001          2000      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,310    $    2,103      (37.7)
 Cargo and freight                   37            44      (15.9)
 Other                              218           209        4.3
                              ---------     ---------
   Total Operating Revenues       1,565         2,356      (33.6)

Operating Expenses
 Personnel costs                    869           968      (10.2)
 Aviation fuel                      202           380      (46.8)
 Commissions                         47            91      (48.4)
 Aircraft rent                      142           138        2.9
 Other rent and landing fees         99           112      (11.6)
 Aircraft maintenance               126           123        2.4
 Other selling expenses              61            91      (33.0)
 Depreciation and amortization      104            92       13.0
 Asset impairments and other
  special charges                    76            --         --
 Airline stabilization act grant     11            --         --
 Other                              405           449       (9.8)
                              ---------     ---------
   Total Operating Expenses       2,142         2,444      (12.4)
                              ---------     ---------
   Operating Income (Loss)         (577)          (88)        NM

Other Income (Expense)
 Interest income                     10            22      (54.5)
 Interest expense                   (77)          (65)      18.5
 Interest capitalized                 3             8      (62.5)
 Merger termination fee              --            --         --
 Other, net                           2           (23)        NM
                              ---------     ---------
   Other Income (Expense), Net      (62)          (58)       6.9
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change                 (639)         (146)        NM

   Provision (Credit) for
    Income Taxes                    369           (45)        NM
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change     (1,008)         (101)        NM

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes                        --            --         --
                              ---------     ---------
Net Income (Loss)            $   (1,008)   $     (101)        NM
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
    of Accounting Change     $   (14.89)   $    (1.50)        NM
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (14.89)   $    (1.50)        NM
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $   (14.89)   $    (1.50)        NM
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (14.89)   $    (1.50)        NM
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,730        67,031
 Diluted                         67,730        67,031

NM - Not Meaningful


                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Twelve Months Ended December 31,
                              -----------------------------------
                                 2001                       %
                               (Note 1)       2000        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    7,164    $    8,341      (14.1)
 Cargo and freight                  164           164         --
 Other                              960           764       25.7
                              ---------     ---------
   Total Operating Revenues       8,288         9,269      (10.6)

Operating Expenses
 Personnel costs                  3,726         3,637        2.4
 Aviation fuel                    1,103         1,284      (14.1)
 Commissions                        279           371      (24.8)
 Aircraft rent                      573           519       10.4
 Other rent and landing fees        449           448        0.2
 Aircraft maintenance               532           504        5.6
 Other selling expenses             368           419      (12.2)
 Depreciation and amortization      392           369        6.2
 Asset impairments and other
  special charges                   810            --         --
 Airline stabilization act grant   (320)           --         --
 Other                            1,911         1,771        7.9
                              ---------     ---------
   Total Operating Expenses       9,823         9,322        5.4
                              ---------     ---------
   Operating Income (Loss)       (1,535)          (53)        NM

Other Income (Expense)
 Interest income                     61            76      (19.7)
 Interest expense                  (297)         (251)      18.3
 Interest capitalized                18            33      (45.5)
 Merger termination fee              50            --         --
 Other, net                          (1)          (28)     (96.4)
                              ---------     ---------
   Other Income (Expense), Net     (169)         (170)      (0.6)
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change               (1,704)         (223)        NM

   Provision (Credit) for
    Income Taxes                    272           (57)        NM
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change     (1,976)         (166)        NM

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $5 Million
 and $63 Million, respectively        7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $   (1,969)   $     (269)        NM
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
    of Accounting Change     $   (29.39)   $    (2.47)        NM
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)        NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (29.28)   $    (4.02)        NM
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $   (29.39)   $    (2.47)        NM
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)        NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (29.28)   $    (4.02)        NM
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,227        66,855
 Diluted                         67,227        66,855

NM - Not Meaningful

Note 1. Certain amounts have been reclassified to conform with 2001 presentation.


                     US Airways, Inc.                  NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Three Months Ended December 31,
                              -----------------------------------
                                                            %
                                2001          2000        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,196    $    1,933      (38.1)
 US Airways Express
  transportation revenues           210           229       (8.3)
 Cargo and freight                   37            43      (14.0)
 Other                              111           142      (21.8)
                              ---------     ---------
  Total Operating Revenues        1,554         2,347      (33.8)

Operating Expenses
 Personnel costs                    808           910      (11.2)
 Aviation fuel                      190           360      (47.2)
 Commissions                         44            85      (48.2)
 Aircraft rent                      127           124        2.4
 Other rent and landing fees         93           107      (13.1)
 Aircraft maintenance               110           103        6.8
 Other selling expenses              55            84      (34.5)
 Depreciation and amortization       99            88       12.5
 Asset impairments and other
  special charges                    76            --         --
 Airline stabilization act
  grant                              10            --         --
 US Airways Express capacity
  purchases                         208           205        1.5
 Other                              281           362      (22.4)
                              ---------     ---------
  Total Operating Expenses        2,101         2,428      (13.5)
                              ---------     ---------
  Operating Income (Loss)          (547)          (81)        NM

Other Income (Expense)
 Interest income                     13            21      (38.1)
 Interest expense                   (78)          (65)      20.0
 Interest capitalized                 2             4      (50.0)
 Merger termination fee              --            --         --
 Other, net                           2           (21)        NM
                              ---------     ---------
  Other Income (Expense), Net       (61)          (61)        --
                              ---------     ---------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (608)         (142)        NM
   Provision (Credit) for
   Income Taxes                     298           (44)        NM
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (906)          (98)        NM

Cumulative Effect of
 Accounting Change, Net of
 Applicable Income Taxes             --            --         --
                              ---------     ---------
Net Income (Loss)            $     (906)   $      (98) 	      NM
                              =========     =========

NM - Not meaningful



US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Twelve Months Ended December 31,
                              -----------------------------------
                                 2001          2000        %
                               (Note 1)      (Note 2)    Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    6,580    $    7,556      (12.9)
 US Airways Express
  transportation revenues           963           880        9.4
 Cargo and freight                  161           160        0.6
 Other                              549           585       (6.2)
                              ---------     ---------
  Total Operating Revenues        8,253         9,181      (10.1)

Operating Expenses
 Personnel costs                  3,492         3,398        2.8
 Aviation fuel                    1,042         1,205      (13.5)
 Commissions                        259           342      (24.3)
 Aircraft rent                      511           454       12.6
 Other rent and landing fees        426           417        2.2
 Aircraft maintenance               443           412        7.5
 Other selling expenses             335           382      (12.3)
 Depreciation and amortization      372           344        8.1
 Asset impairments and other
  special charges                   810            --         --
 Airline stabilization act
  grant                            (309)           --         --
 US Airways Express capacity
  purchases                         908           764       18.8
 Other                            1,437         1,507       (4.6)
                              ---------     ---------
  Total Operating Expenses        9,726         9,225        5.4
                              ---------     ---------
  Operating Income (Loss)        (1,473)          (44)        NM

Other Income (Expense)
 Interest income                     73           106      (31.1)
 Interest expense                  (298)         (252)      18.3
 Interest capitalized                10            15      (33.3)
 Merger termination fee              50            --         --
 Other, net                          (1)          (27)     (96.3)
                              ---------     ---------
  Other Income (Expense), Net      (166)         (158)       5.1
                              ---------     ---------

Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change            (1,639)         (202)        NM

   Provision (Credit) for
   Income Taxes                     209           (50)        NM
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change               (1,848)         (152)        NM

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $5 Million and
 $63 Million, respectively            7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $   (1,841)   $     (255)        NM
                              =========     =========

NM - Not meaningful

Note 1. Certain amounts have been reclassified to conform with 2001 presentation.
Note 2. Results for the twelve months ended December 31, 2000 include the activity of the former Shuttle, Inc. from July 1, 2000 forward.


                    US Airways, Inc.                NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)


                                Three Months Ended December 31,
                                -------------------------------
                                                          %
                                    2001       2000     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 3)                          11,151     15,605   (28.5)
Total revenue passenger miles
 (millions) (Note 3)                8,895     12,173   (26.9)
Revenue passenger miles
 (millions)* (Note 3)               8,888     12,163   (26.9)
Total available seat miles
 (millions) (Note 3)               14,068     17,570   (19.9)
Available seat miles(millions)*
 (Note 3)                          14,056     17,557   (19.9)
Passenger load factor* (Note 3)      63.2%      69.3%   (6.1) pts.
Break-even load factor (Note 2)      87.6%      74.2%   13.4  pts.
Yield* (Note 3)                     13.46c     15.90c  (15.3)
Passenger revenue per available
 seat mile* (Note 3)                 8.51c     11.01c  (22.7)
Revenue per available seat mile
 (Notes 2 and 3)                     9.56c     12.06c  (20.7)
Cost per available seat mile
 (Notes 2 and 3)                    12.85c     12.65c    1.6
Average passenger journey (miles)*
 (Note 3)                             797        779     2.3
Average stage length (miles)*
 (Note 3)                             659        648     1.7
Revenue aircraft miles (millions)*     95        126   (24.6)
Cost of aviation fuel per gallon    76.53c    109.27c  (30.0)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             70.79c    102.48c  (30.9)
Gallons of aviation fuel consumed
 (millions)                           248        329   (24.6)
Scheduled mileage completion
 factor*                             99.6%      98.1%    1.5 pts.
Number of aircraft in operating
 fleet at period-end (Note 3)         342        417   (18.0)
Full-time equivalent employees at
 period-end (Note 3)               35,232     43,467   (18.9)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations only.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics also exclude asset impairments and other special charges, airline stabilization act grant and merger termination fees.

Note 3. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 2000.



                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                Twelve Months Ended December 31,
                                -------------------------------
                                                          %
                                    2001       2000     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 3)                          56,114     60,636    (7.5)
Total revenue passenger miles
 (millions) (Note 3)               45,979     47,065    (2.3)
Revenue passenger miles
 (millions)* (Note 3)              45,948     47,012    (2.3)
Total available seat miles
 (millions) (Note 3)               66,744     66,919    (0.3)
Available seat miles(millions)*
 (Note 3)                          66,704     66,851    (0.2)
Passenger load factor* (Note 3)      68.9%      70.3%   (1.4) pts.
Break-even load factor (Note 2)      80.8%      73.3%    7.5  pts.
Yield* (Note 3)                     14.32c     16.28c  (12.0)
Passenger revenue per available
 seat mile* (Note 3)                 9.86c     11.45c  (13.9)
Revenue per available seat mile
 (Notes 2 and 3)                    10.92c     12.51c  (12.7)
Cost per available seat mile
 (Notes 2 and 3)                    12.46c     12.72c   (2.0)
Average passenger journey (miles)*
 (Note 3)                             819        775     5.7
Average stage length (miles)*
 (Note 3)                             667        633     5.4
Revenue aircraft miles (millions)*    462        481    (4.0)
Cost of aviation fuel per gallon    86.28c     95.81c   (9.9)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             80.09c     89.17c  (10.2)
Gallons of aviation fuel consumed
 (millions)                         1,208      1,258    (4.0)
Scheduled mileage completion
 factor*                             96.7%      97.4%   (0.7) pts.
Number of aircraft in operating
 fleet at period-end (Note 3)         342        417   (18.0)
Full-time equivalent employees at
 period-end (Note 3)               35,232     43,467   (18.9)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations only.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics also exclude asset impairments and other special charges, airline stabilization act grant and merger termination fees.

Note 3. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 2000.